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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): SEPTEMBER 18, 2002



                             SIBONEY CORPORATION
           (Exact name of registrant as specified in its charter)


      MARYLAND                         1-3952                     73-0629975
   (State or other                (Commission File             (I.R.S. Employer
   jurisdiction of                     Number)                  Identification
    organization)                                                   Number)


      325 NORTH KIRKWOOD ROAD, SUITE 300
                P.O. BOX 221029
              ST. LOUIS, MISSOURI                                       63122
   (Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code: (314) 822-3163








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ITEM 5:  OTHER INFORMATION

Goodwill And Other Intangible Assets

Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), issued in 2001, addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not previously been issued. SFAS 142 is required to be applied at the beginning of an entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements at that date. Impairment losses for goodwill and indefinite-lived intangible assets that arise due to the initial application of SFAS 142 (resulting from a transitional impairment test) are to be reported as resulting from a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 requires that goodwill and certain intangibles no longer be amortized, but instead tested for impairment at least annually. There was no impairment of goodwill upon adoption of SFAS 142.

The following table presents the impact of SFAS 142 on net income and net income per share had the standard been in effect beginning January 1, 1999.

                                                          Year ended        Year ended       Year ended
                                                         December 31,      December 31,     December 31,
                                                             2001             2000              1999
                                                      -----------------------------------------------------
Net income available to common stockholders:
         Net income available to common
         stockholders, as reported                       $ 1,238,388       $ 1,317,530       $  543,783
         Add back: Goodwill amortization                     209,612            34,690               --
Adjusted net income                                      $ 1,448,000       $ 1,352,220       $  543,783

Earnings per common share - basic:
         Net income per share - basic, as reported       $      0.07       $      0.08       $     0.03
         Goodwill amortization                                  0.01              0.00               --
Adjusted net income - basic                              $      0.08       $      0.08       $     0.03

Earnings per common share - diluted:
         Net income per share - diluted, as reported     $      0.07       $      0.07       $     0.03
         Goodwill amortization                                  0.01              0.00               --
Adjusted income per share - diluted                      $      0.08       $      0.07       $     0.03


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The following table represents the impact of SFAS 142 on our selected financial data as indicated:

                                                         Year ended         Year ended       Year ended
                                                        December 31,       December 31,     December 31,
                                                            2001               2000             1999
                                                      -----------------------------------------------------
Revenues, as reported                                   $ 8,280,373        $ 5,401,070      $ 3,309,021
Income from operations, as reported                     $ 1,137,935        $ 1,114,330      $   315,187
Net income available to common stockholders:
    Net income available to common stockholders,
    as reported                                         $ 1,238,388        $ 1,317,530      $   543,783
    Add back: Goodwill amortization                         209,612             34,690              --
Adjusted net income                                     $ 1,448,000        $ 1,352,220      $   543,783

Earnings per common share - basic:
    Net income per share - basic, as reported           $      0.07        $      0.08      $      0.03
    Goodwill amortization                                      0.01                --               --
Adjusted net income - basic                             $      0.08        $      0.08      $      0.03
Weighted average number of common shares
outstanding - basic                                      16,697,872         16,571,822       16,522,821

Earnings per common share - diluted:
    Net income per share - diluted, as reported         $      0.07        $      0.07      $      0.03
    Goodwill amortization                                      0.01                --               --
Adjusted income per share - diluted                     $      0.08        $      0.07      $      0.03
Weighted average number of common shares
outstanding - diluted                                    17,455,045         17,267,570       16,839,689




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 18, 2002


                                         SIBONEY CORPORATION


                                         By /s/ Rebecca M. Braddock
                                           --------------------------------
                                           Rebecca M. Braddock
                                           Vice President